SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 4, 2011

DIVINE SKIN, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53680	20-8380461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1680 Meridian Avenue, Suite 301 Miami Beach, Florida	33139
(Address of principal executive offices)	(Zip Code)

(888) 404-7770

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement

On October 4, 2011 (the “Closing Date”), Divine Skin, Inc. (the “Company”) and certain accredited investors entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) and completed a closing of a private offering of 6,178,571 shares (the “Shares”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”) and warrants (the “Warrants”) to purchase up to an aggregate of 1,554,645 shares of Common Stock, for aggregate gross proceeds of $1,730,000. The Warrants are exercisable for five years from issuance at $0.50 per share and may be exercisable on a cashless basis in certain instances if the underlying shares are not registered under a registration statement. The number of shares of Common Stock to be received upon the exercise of the Warrants and the exercise price of the Warrants are subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Closing Date.  The Company received gross proceeds of $1,730,000 under the Securities Purchase Agreement.

Wilmington Capital Securities, LLC acted as our placement agent (the “Placement Agent”) in connection with the Offering.  The Placement Agent received a selling commission in cash of 7 per cent of the gross proceeds ($121,100), with an additional $10,000 expense allowance. In addition, the Company issued the Placement Agent a warrant to purchase up to 449,805 shares of Common Stock under the same terms as the Warrants.

The foregoing summary of the terms and conditions of the Securities Purchase Agreement, the Registration Rights Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of each of the aforementioned documents attached as Exhibits hereto and which are hereby incorporated herein by reference.

Item 3.02.

Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 of this Current Report is incorporated into this item by reference. The Shares, the Warrants and the Placement Agent Warrants were issued under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. The securities contain a legend restricting transferability absent registration or applicable exemption.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

4.1	Form of Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVINE SKIN, INC.

Dated: October 4, 2011	By:	/s/ Daniel Khesin
Daniel Khesin, Chief Executive Officer

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